EXHIBIT 10.23


                      FORM OF REGISTRATION RIGHTS AGREEMENT
                      -------------------------------------


      THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT"), dated as of January 19, 1999, by and between GENETIC VECTORS, INC., a Florida corporation (the "COMPANY"), and Capital Research Ltd., a Delaware corporation ("CAPITAL RESEARCH").

      The parties hereto, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, hereby agree as follows:

      1.  DEFINITIONS. The following terms have the following meanings:

          (a) "ACT" means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          (b) "COMMISSION" means the Securities and Exchange Commission.

          (c) "COMMON STOCK" means the Common Stock, par value $0.001 per share, of the Company.

          (d) "REGISTRABLE SECURITIES" means any Warrant Shares (as defined herein) held by Capital Research.

          (e) "REGISTRATION," "REGISTER" and like words mean compliance with all of the laws, rules and regulations (federal, state and local), and provisions of agreements and corporate documents pertaining to the public offering of securities, including registration of any public offering of securities on any form under the Act.

          (f) "WARRANT SHARES" means any shares of Common Stock of the Company received by Capital Research in connection with the exercise of the Common Stock Purchase Warrant No. W-3 (the "WARRANT") of even date herewith given by the Company to Capital Research or any new warrant given to Capital Research pursuant to the terms of such warrant.

      2.  DEMAND REGISTRATION.

          (a) At any time following the exercise of the Warrant and prior to the Registration of all of the Warrant Shares, and subject to the other provisions of this Agreement, Capital Research shall have the right, exercisable by making a written request (the "REGISTRATION REQUEST") to the Company, to demand that the Company effect the Registration of any Registrable Securities in accordance with the provisions of the Act. Upon receipt of the Registration Request, the Company shall be obligated to register each of the Registrable Securities beneficially owned by Capital Research in the manner set forth in Section 2(b) hereof. Any provision herein to the contrary notwithstanding, the right to demand Registration pursuant to this Section 2 shall be limited to one (1) Registration demand. A right to demand Registration hereunder shall be deemed to have been exercised and all of the Company's demand Registration obligations hereunder shall be deemed to be fully satisfied when the registration statement filed on account of such exercise has been declared effective by the Commission.

          (b) Following receipt of the Registration Request pursuant to Section 2(a) hereof, the Company shall (i) file within ninety (90) days thereafter a registration statement on the appropriate form under the Act for the shares of


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Common  Stock that the  Company  has been  requested  to  Register;  (ii) if the applicable Offering is pursuant to an underwriting agreement, enter into an underwriting agreement in such form as said managing or sole underwriter shall require (which must only contain terms and conditions customary for offerings of equity securities of entities with market capitalizations that are approximately equal to the Company's then current market capitalization and may contain customary provisions requiring the Company and Capital Research to indemnify and provide contribution to the underwriter or underwriters of such Offering); and
(iii) use its reasonable best efforts to have such registration statement declared effective as promptly as practicable and to remain effective for at least One Hundred and Twenty (120) days. Notwithstanding any other provision hereof, Capital Research acknowledges and agrees that there can be no guarantee or warranty from or by the Company that any such registration statement will ever be declared effective by the Commission, and that the Company makes no such guarantee or warranty in this Agreement or otherwise.

      3. PIGGYBACK REGISTRATION. At any time following the exercise of the Warrant and prior to the Registration of all of the Warrant Shares, and subject to the other provisions of this Agreement, the Company shall advise Capital Research by written notice at least thirty (30) days prior to the filing of any registration statement under the Act by the Company (other than a registration statement on Form S-4, Form S-8 or subsequent similar forms), and will upon the provision of written notice from Capital Research as described below include in any such registration statement such information as may be required to permit a public offering of the Registrable Securities desired to be registered by Capital Research; PROVIDED, HOWEVER, that if the sole underwriter or managing underwriters advise the Company that the inclusion in the offering of securities proposed to be sold by Capital Research would adversely affect the ability of the Company to complete the public offering, then the Company shall have no obligation to register any shares held by Capital Research in connection with this registration statement. If Capital Research desires to have its Registrable Securities included in such registration statement, it must so advise the Company in writing within fifteen (15) days after the date of receipt of the Company's notice of registration, setting forth the amount of Registrable Securities for which registration is requested. Notwithstanding any other provision hereof, Capital Research acknowledges and agree that there can be no guaranty or warranty from or by the Company that such registration statement will ever be declared effective by the Commission, and that the Company makes no such guarantee or warranty in this Agreement or otherwise.

      4. INFORMATION TO BE FURNISHED BY CAPITAL RESEARCH. Capital Research shall furnish to the Company in writing all information within its possession or knowledge required by the applicable rules and regulations of the Commission and by any applicable state securities or blue sky laws concerning Capital Research, the proposed method of sale or other disposition of the shares of Common Stock being sold by Capital Research in such Offering, and the identity of and compensation to be paid to any proposed underwriter or underwriters to be employed in connection with such Offering.

      5. COSTS AND EXPENSES. The Company shall pay all costs and expenses in connection with the Registration under this Agreement; PROVIDED, HOWEVER, that Capital Research shall bear the fees and expenses of its own counsel and accountants and any selling expenses relating to Registrable Shares registered on behalf of Capital Research in connection with such Offering, including without limitation, any transfer taxes, underwriting discounts or commissions.

      6. NOTICES. All notices and other communications provided for hereunder must be in writing and shall be deemed to have been given on the same day when personally delivered or sent by confirmed facsimile transmission or on the next


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business  day when  delivered  by  receipted  courier  service  or on the  third business day when mailed with sufficient postage, certified mail, return receipt requested, to the following addresses:

      If to the Company:        Genetic Vectors, Inc.
                                5201 N. W. 77th Avenue
                                Suite 100
                                Miami, Florida  33166
                                Attn: Mead M. McCabe, Jr.

      With a copy to:           Clayton E. Parker, Esq.
                                Kirkpatrick & Lockhart LLP
                                201 South Biscayne Boulevard
                                Miami Center - Suite 2000
                                Miami, Florida 33131

      If to the Capital         Capital Research Ltd.
      Research:                 27241 Pasco Peregrino
                                San Juan Capistrano, California 92675-5041
                                c/o Bruce Cowen, Partner


or to such other address as any party shall have furnished to the other parties pursuant to this Section 6.

      7. ENTIRE AGREEMENT; MODIFICATION OF AGREEMENT; CONSENTS. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Changes in or additions to this Agreement may be made and/or compliance with any covenant or condition herein set forth may be omitted only upon written consent of all the parties hereto.

      8. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors, transferees and assigns.

      9. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida without regard to any of its principles of conflicts of law. All parties hereto (a) agree that any suit, action or proceeding arising out of or relating to the Agreement shall be instituted only in a Federal or state court in Miami-Dade County, Florida, (b) waive any objection which they may now or hereafter have to the laying of such venue of any such suit, action or proceeding, and (c) irrevocably submit to the jurisdiction of such Federal or state court in Miami-Dade County, Florida in any such suit, action or proceeding.

      10. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same agreement.


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


      IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.


                                    GENETIC VECTORS, INC.

                                    By:______________________________________
                                    Name:____________________________________
                                    Its:_____________________________________


                                    CAPITAL RESEARCH LTD.


                                    By:______________________________________
                                    Name:____________________________________
                                    Its:_____________________________________





















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